Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Total investments at fair value	$ 4,873,865	$ 4,291,955
Notes receivable from participants	55,716	51,055
Other receivables	1,812	0
Total Assets	4,931,393	4,343,010
LIABILITIES:
Accrued liabilities	936	101
Total Liabilities	936	101
NET ASSETS AVAILABLE FOR BENEFITS	$ 4,930,457	$ 4,342,909